Exhibit 10.3
CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH "[***]". A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECOND AMENDMENT TO
SERVICES AGREEMENT

This Second Amendment to Services Agreement (this “Amendment”) is made and entered into as of July 1, 2016, by and between Vericel Corporation (“Client”) and Dohmen Life Science Services, LLC (“DLSS”).

Client and DLSS are parties to that certain Services Agreement dated April 5, 2016, as amended (the “Agreement”). The parties now wish to amend the Agreement as follows:

1.
Defined Terms. Capitalized terms in this Amendment that are not defined in this Amendment have the meanings given to them in the Agreement. If there is any conflict between the Agreement and any provision of this Amendment, this Amendment will control.

2.	Amendment of Section 3(g). Section 3(g) of the Agreement is hereby amended and restated in its entirety as follows:

(g)     DLSS shall, no later than August 1, 2016, (i) have a payer agreement or similar arrangement with each Payer listed in Exhibit D attached hereto and incorporated herein regardless of whether such payer agreement includes reimbursement for the Product (each, an “Initial Payer”), (ii) initiate discussions with each Initial Payer, (iii) commence negotiations with each Initial Payer for the reimbursement of the Product on the terms set forth in Exhibit D, and (iv) present to Client the proposed rate of reimbursement by each Initial Payer, which terms shall be subject to Client’s review and approval or review and further direction, as applicable.

3.	Amendment of Exhibit D. Exhibit D of the Agreement is hereby superseded and replaced in its entirety with Exhibit D attached hereto.

4.
Guarantee. If, with respect to any implant of the Product performed during a Guarantee Period, a Guaranteed Payer denies a claim for reimbursement or reimburses at a rate of less than [***], DLSS agrees to guarantee the payment of such reimbursement in an amount equal to (i) [***], less (ii) any amounts collected by DLSS in connection with the implant (including any amount paid by the patient or reimbursement paid by the Guaranteed Payer). DLSS shall be required to pay any guarantee amount due hereunder on or prior to December 31, 2016. If, with respect to any implant of the Product performed during a Guarantee Period, a Guaranteed Payer reimburses at a rate of greater than [***], DLSS agrees to promptly remit to Client the payment of such reimbursement in an amount equal to (i) any amounts collected by DLSS in connection with the implant (including any amount paid by the patient or reimbursement paid by the Guaranteed Payer), less (ii) [***].

The term “Guaranteed Payer” shall mean each Initial Payer that DLSS has not presented to Client a proposed rate of reimbursement as of July 1, 2016. An Initial Payer shall cease to be a Guaranteed Payer upon the earlier of (i) the date upon which DLSS presents to Client a proposed rate of reimbursement for such Initial Payer, or (ii) July 31, 2016.

The term “Guarantee Period” shall mean, for each Guaranteed Payer, that period of time commencing on July 1, 2016 and continuing until the earlier of (i) the date upon which DLSS presents to Client a

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH "[***]". A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

proposed rate of reimbursement for such Guaranteed Payer, or (ii) July 31, 2016.

For purposes of clarity, if DLSS presents to Client a proposed rate of reimbursement for Payer ABC on July 10, 2016 and a proposed rate of reimbursement for Payer XYZ on July 25, 2016, then (i) Payer ABC shall cease to be a Guaranteed Payer on July 10, 2016, the Guarantee Period shall end on July 10, 2016 for Payer ABC and the guarantee obligation of DLSS under this Section 4 with respect to Payer ABC shall only apply to implants of the Product performed between July 1, 2016 until July 10, 2016; and (ii) Payer XYZ shall cease to be a Guaranteed Payer on July 25, 2016, the Guarantee Period shall end on July 25, 2016 for Payer XYZ and the guarantee obligation of DLSS under this Section 4 with respect to Payer XYZ shall only apply to implants of the Product performed between July 1, 2016 and July 25, 2016.

5.
Military Payers. The Parties agree that notwithstanding anything to the contrary in the Agreement, in particular Sections 2(a) and 4(a)(vi), US Bioservices Corporation will continue to provide Client with reimbursement support services for military Payers for a transition period after the date hereof as determined by Client.

6.
No Other Changes. This Amendment, together with the Agreement, constitutes the entire agreement between the parties and supersedes all prior or contemporaneous discussions, negotiations, representations, warranties, or agreements relating to the subject matter hereof. All other terms and conditions contained in the Agreement will remain in full force and effect. In the event of any conflict between the Agreement and this Amendment, the terms of this Amendment shall prevail, and the Agreement shall be deemed amended to incorporate the provisions contained herein.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized representatives as of the first date set forth above.

DOHMEN LIFE SCIENCE SERVICES, LLC	VERICEL CORPORATION
By: s/ Marie E. Lamont	By: s/ Daniel R. Orlando
Name: Marie E. Lamont	Name: Daniel R. Orlando
Title: President, Patient Services	Title: Chief Operating Officer

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH "[***]". A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT D

INITIAL PAYERS AND REIMBURSEMENT

Payers

[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH "[***]". A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Reimbursement

Client shall be responsible for setting the pricing strategy and allowable reimbursement amount for each Initial Payer. The amount of reimbursement for the Product by each Initial Payer shall be subject to review and approval by Client.

Payment Terms to be offered to Initial Payers on behalf of the Client are [***] days. Should an Initial Payer request extended payment terms, DLSS will secure advance approval from the Client.